CHANGES IN CAPITAL STRUCTURE OF LISTED COMPANIES                             TSE
     Employee Stock Options and Stock Purchase Plans,
     Toronto Stock Exchange Options for Services and Related Matters

Company Name:       Brocker Technology Group Ltd.
Stock Symbol:       BKI
For Month Ending:   January 31, 2000
Date Prepared:      February 16, 2000

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                        Outstanding Stock Options Summary
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Stock Options Outstanding - Opening Balance                            1,063,000
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Options Granted:    (Add)
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  Date of Grant          Name        Expiry Date      Price   Number
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Subtotal                                                       Nil
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Options Exercised:  (Subtract)
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      Date               Name        Date of Grant    Price   Number
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January 5, 2000      Annie Larsen    December, 1999   $1.18               15,000
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Subtotal                                                                  15,000
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Options Cancelled:  (Subtract)
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      Date               Name        Date of Grant    Price   Number
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Subtotal                                                       Nil
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Closing Stock Option Plan Balance                                      1,048,000
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               Shares reserved for Share Compensation Arrangements
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Opening Reserve Balance                                                1,063,000
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Additional Listing Under Plan (Add)                                          Nil
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Stock Options Exercised (Subtract)  [cancelled]                           15,000
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Closing Reserve Balance                                                1,048,000
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                  Issued and Outstanding Share Capital Summary
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Reason for Increase or Reduction
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Issued and Outstanding - Opening Balance                              15,122,467
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Stock Options Exercise                                                    15,000
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Share Purchase Plan
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Acquisitions
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Warrants
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Private Placement
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Issuer Bid Cancellation
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Closing Issued Capital Balance                                        15,137,467
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